



Important Notice

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, Section 27A of the Securities Act of 1933 and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and often can be identified by the use of forward-looking terminology such as the words "believe," "expect," "guidance," "anticipate," "intend," "plan," "estimate", "project", "hope" or similar expressions. Forward-looking statements in this communication are based on Allegiant's and Sun Country's current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, their respective businesses and industries, management's beliefs and certain assumptions made by Allegiant and Sun Country, all of which are subject to change. Forward-looking statements in this communication may relate to, without limitation, the benefits of the proposed transaction, including future financial and operating results; the parties' respective plans, objectives, expectations and intentions; the expected timing and likelihood of completion of the proposed transaction; expected synergies of the proposed transaction; the timing and result of various regulatory proceedings related to the proposed transaction; the ability to execute and finance current and long-term business, operational, capital expenditures and growth plans and strategies; the impact of increased or increasing transaction and financing costs associated with the proposed transaction or otherwise, as well as inflation and interest rates; and the ability to access debt and equity capital markets.

Forward-looking statements involve risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, the following: the occurrence of any event,



nderson, CEO
Bricker,
President & CEO of Sun Country



any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, the following: the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement for the proposed transaction; the risk that potential legal proceedings may be instituted against Allegiant or Sun Country and result in significant costs of defense, indemnification or liability; the possibility that the proposed transaction does not close when expected or at all because required stockholder approvals, required regulatory approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such regulatory approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction); the risk that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth from the proposed transaction or that any of the foregoing may take longer to realize or be more costly to achieve than expected; disruption to the parties' businesses as a result of the announcement and pendency of the proposed transaction; the costs associated with the anticipated length of time of the pendency of the proposed transaction, including the restrictions contained in the definitive merger agreement on the ability of each of Sun Country and Allegiant to operate their respective businesses outside the ordinary course consistent with past practice during the pendency of the proposed transaction; the diversion of Allegiant's and Sun Country's respective management teams' attention and time from ongoing business operations and opportunities on acquisition-related matters; the risk that the integration of Sun Country's operations will be materially delayed or will be more costly or difficult than expected or that Allegiant is otherwise unable to successfully integrate Sun Country's businesses into its businesses; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of Allegiant's or Sun Country's customers, suppliers, employees, labor unions or other business partners, including those resulting from the announcement or completion of the proposed transaction; the dilution caused by Allegiant's issuance of additional shares of its common stock in connection with the consummation of the proposed transaction; a material adverse change in the business, condition or results of operations of Allegiant or Sun Country; changes in domestic or international economic, political or business conditions, including those impacting the airline industry (including customers, employees and supply chains); Allegiant's and Sun Country's ability to successfully implement their respective operational, productivity and strategic initiatives; the outcome of claims, litigation,



productivity and strategic initiatives; the outcome of claims, litigation, governmental proceedings and investigations involving Allegiant or Sun Country; and a cybersecurity incident or other disruption to Sun Country's or Allegiant's technology infrastructure.

Forward-looking statements in this communication are qualified by and should be read together with, the risk factors set forth above and the risk factors included in Allegiant's and Sun Country's respective annual and quarterly reports as filed with the Securities and Exchange Commission (the "SEC"), and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. In addition, the risk factors discussed above are not exhaustive and they, along with other risk factors, will be more fully discussed in the registration statement and joint proxy statement/prospectus to be filed with the SEC in connection with the proposed transaction.

The forward-looking statements in this communication are made only as of the date they were first issued, and unless otherwise required by applicable securities laws, Allegiant and Sun Country disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Allegiant intends to file with the SEC a registration statement on Form S-4 (the "Registration Statement"), which will include a prospectus with respect to the shares of Allegiant's common stock to be issued in the proposed transaction and a joint proxy statement for Allegiant's and Sun Country's respective stockholders (the "Joint Proxy Statement/Prospectus"). The definitive joint proxy statement (if and when available) will be mailed to stockholders of Allegiant and Sun Country. Each of Allegiant and Sun Country may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that Allegiant or Sun Country may file with the SEC or send to their respective stockholders in connection with the proposed transaction. **INVESTORS AND SECURITY HOLDERS OF ALLEGIANT AND SUN COUNTRY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT**





nderson, CEO
Bricker,
President & CEO of Sun Country

STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING ALLEGIANT, SUN COUNTRY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders of Allegiant and Sun Country may obtain free copies of these documents and other documents filed with the SEC by Allegiant or Sun Country through the website maintained by the SEC at http://www.sec.gov or from Allegiant at its website, https://ir.allegiantair.com/financials/sec-filings/default.aspx, or from Sun Country at its website, https://ir.suncountry.com/financials/sec-filings. Documents filed with the SEC by Allegiant will be available free of charge by accessing Allegiant's website at https://ir.allegiantair.com/financials/sec-filings/default.aspx, or alternatively by directing a request by mail to Allegiant's Investor Relations department, 1201 North Town Center Drive, Las Vegas, NV 89144, and documents filed with the SEC by Sun Country will be available free of charge by accessing Sun Country's website at https://ir.suncountry.com/financials/sec-filings, or alternatively by directing a request by mail to Sun Country's Investor Relations department, 2005 Cargo Road, Minneapolis, MN 55450.

Participants In The Solicitation

Allegiant, Sun Country and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Allegiant and Sun Country in connection with the proposed transaction under the rules of the SEC.

Information about the interests of the directors and executive officers of Allegiant and Sun Country and other persons who may be deemed to be participants in the solicitation of stockholders of Allegiant and Sun Country in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Joint Proxy Statement/Prospectus, which will be filed with the SEC.

Information about the directors and executive officers of Allegiant, their ownership of Allegiant common stock and Allegiant's transactions with related persons can also be found in the Allegiant Annual Report and

alle

nderson, CEO

Bricker,

President & CEO of Sun Country



Information about the directors and executive officers of Allegiant, their ownership of Allegiant common stock and Allegiant's transactions with related persons can also be found in the Allegiant Annual Report and Allegiant's definitive proxy statement in connection with its 2025 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 30, 2025 (the "Allegiant 2025 Proxy Statement"), and other documents subsequently filed by Allegiant with the SEC, which are available on its website, https://ir.allegiantair.com/financials/sec-filings/default.aspx. Such information is set forth in the sections entitled "Proposal No. 1 – Election of Directors", "Proposal No. 2 – Advisory (non-binding) Vote on Executive Compensation", "Proposal No. 3 – Approval of Amendment to Allegiant 2022 Long-Term Incentive Plan to Increase Number of Shares Available", "Executive Compensation" and "Related Party Transactions" of the Allegiant 2025 Proxy Statement. To the extent holdings of Allegiant common stock by the directors and executive officers of Allegiant have changed from the amounts of Allegiant common stock held by such persons as reflected therein, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1362468&owner=exclude under the tab "Ownership Disclosures".

Information about the directors and executive officers of Sun Country, their ownership of Sun Country common stock and Sun Country's transactions with related persons can also be found in the definitive proxy statement for Sun Country's 2025 annual meeting of stockholders, as filed with the SEC on Schedule 14A on April 25, 2025 (which is available at https://ir.suncountry.com/financials/sec-filings), and other documents subsequently filed by Sun Country with the SEC. Such information is set forth in the sections entitled "Proposal 1– Reelection of Directors", "Proposal 2 – Non-binding (Advisory) Vote to Approve the Compensation of Our Named Executive Officers", "Executive Compensation", "Certain Relationships and Related Person Transactions" and "Security Ownership of Certain Beneficial Owners and Management" of such definitive proxy statement. Please also refer to Sun Country's subsequent Current Reports, as filed with the SEC on Form 8-K on September 22, 2025 (which is available at https://ir.suncountry.com/financials/sec-filings) and on October 30, 2025, regarding subsequent changes to Sun Country's Board of Directors and executive management following the filing of such definitive proxy statement. To the extent holdings of Sun Country common stock by the directors and executive officers of Sun Country have changed from the amounts of Sun Country common stock held by such persons as reflected in the definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at



nderson, CEO

Bricker,

President & CEO of Sun Country

executive management following the filing of such definitive proxy statement. To the extent holdings of Sun Country common stock by the directors and executive officers of Sun Country have changed from the amounts of Sun Country common stock held by such persons as reflected in the definitive proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=1743907&owner=exclude under the tab "Ownership Disclosures".

Free copies of these documents may be obtained as described above.

No Offer or Solicitation

This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell, an offer to buy, or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

I Agree

nderson, CEO
Bricker,
President & CEO of Sun Country



Creating a Leading, More Competitive Leisure-Focused U.S. Airline

Expanding flexible capacity and affordable travel to better serve underserved routes and more vacation destinations.

Read Our Announcement



Message from Greg Anderson, CEO of Allegiant, and Jude Bricker, President & CEO of Sun Country

A Shared Commitment to Affordable Leisure Travel for Our Passengers



More destinations, more often

Combination brings together Allegiant and Sun Country's complementary route networks, expanding nonstop service to popular vacation spots with a continued focus on underserved markets across the U.S.



Expanded international service

With access to Sun Country's vast international network across Mexico, Central America, Canada, and the Caribbean, the combined airline will offer Allegiant customers access to expanded service from its small and mid-sized cities to 16 international destinations.



Greater scheduling agility & improved reliability

Integrated scheduling and fleet management improve reliability and on-time performance. Flexible capacity matches demand during peak travel seasons, while charter and cargo operations maximize profitability and service emerging vacation trends.



Enhanced loyalty rewards

Expanded frequent flyer and membership benefits. Combining the best of both airlines' programs further enhances the relevance of the combined program, driving greater customer rewards.

Significant Benefits for all Stakeholders

- **Complementary footprint**
- **Seasonal scheduling agility**
- **Dynamic route planning**
- **Diversified operations**
- **Point-to-point efficiency**
- **Fleet flexibility**

The combined company will be headquartered in Las Vegas and will maintain a significant presence in Minneapolis-St. Paul where Sun Country is based.

allegiant

Media Inquiries
MediaRelations@allegiantair.com
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Significant Benefits for all Stakeholders
Complementary footprint
Combines two complementary route networks, expanding choice for passengers while connecting more cities and destinations than ever before.
Seasonal scheduling agility
Dynamic route planning
Diversified operations
Point-to-point efficiency
Fleet flexibility


Significant Benefits for all Stakeholders
Complementary footprint
Seasonal scheduling agility
Ability to match capacity to peak travel periods and maintain profitability year-round through diversified operations (passenger, charter, cargo).
Dynamic route planning
Diversified operations
Point-to-point efficiency
Fleet flexibility


Significant Benefits for all Stakeholders
Complementary footprint
Seasonal scheduling agility
Dynamic route planning
Rapidly adjust and expand service to capture emerging vacation trends and serve underserved markets.
Diversified operations
Point-to-point efficiency
Fleet flexibility


Significant Benefits for all Stakeholders
Complementary footprint
Seasonal scheduling agility
Dynamic route planning
Diversified operations
Leverages Sun Country's role as a leading narrow-body freighter operator with long-term cargo and charter contracts, providing stable revenue and operational flexibility.
Point-to-point efficiency
Fleet flexibility



Significant Benefits for all Stakeholders
Complementary footprint
Seasonal scheduling agility
Dynamic route planning
Diversified operations
Point-to-point efficiency
Connects more communities more efficiently to popular leisure destinations, stimulating demand, improving load factors, and enhancing profitability.
Fleet flexibility



Significant Benefits for all Stakeholders
Complementary footprint
Seasonal scheduling agility
Dynamic route planning
Diversified operations
Point-to-point efficiency
Fleet flexibility
Ability to deploy the combined fleet — including Allegiant's incoming Boeing 737 MAX fleet and Sun Country's 737-800s fleet — for maximum operational and financial benefit

Transaction Details

The combination of Allegiant and Sun Country brings together two profitable airlines with strong balance sheets and is expected to deliver immediate and sustained value to shareholders of both companies through significant long-term growth potential and enhanced financial strength.

$18.89

Purchase Price per Share

Sun Country shareholders will receive 0.557 shares of Allegiant common stock plus $4.10 in cash for each Sun Country share owned

19.8%

Premium

Over Sun Country's closing price of $15.77 on January 9, 2026

$1.5B[1]

Total implied enterprise value for Sun Country (approximation)

$140M

Expected annual run-rate synergies following closing and integration driven by the ability to provide more customers with more options across the combined network

Flying Forward Together

Leadership, Governance, and Footprint

Allegiant will continue to be the publicly held parent company with both airlines operating under their respective names until closing.

Gregory C. Anderson, Allegiant CEO, will serve as CEO of the combined company. Robert Neal will serve as President and CFO.

Combined airline will continue under the Allegiant name after airline operations obtain a single operating certificate from the FAA.

Jude Bricker, Sun Country CEO, will join Allegiant's Board of Directors, alongside two additional Sun Country appointees, expanding size of the Allegiant board to 11.

Transaction unanimously approved by the boards of directors of both companies and is expected to close in 2H 2026.[2]

Maury Gallagher, Chairman of the Board of Allegiant, will serve as Chairman of the Board of the combined company.

[1] Inclusive of $0.4 billion of Sun Country's net debt

[2] Subject to receipt of U.S. antitrust clearance and other required regulatory approvals, the approval of both companies' shareholders and other customary closing conditions

Team Members

The combination of Allegiant and Sun Country brings together two airlines with strong legacies, deep expertise, and a shared commitment to safety, reliability, and service. As we unite to create a leading leisure-focused U.S. airline, our team members remain at the heart of our mission. Together, we will build a stronger, more resilient airline and open new doors for career growth, cross-training, and operational efficiency across the network.

Career Growth	Seasonal Stability	Shared Culture of Service	Team Member Engagement

A larger network and fleet will create new roles, advancement opportunities, and cross-training possibilities across the combined airline.

Committed to a Seamless Transition



Integration Process

Allegiant and Sun Country are committed to a transparent and collaborative integration process. We will work closely with team members and their unions – including pilots, flight attendants, mechanics, ground staff, and dispatchers – to ensure a smooth integration process.



Labor Protections

Existing collective bargaining agreements will remain in effect, and the companies will follow all processes required under the Railway Labor Act. Our goal is to support team members throughout the transition, creating a unified team for the future.


allegiant
suncountry

allegiant

Media Inquiries
MediaRelations@allegiantair.com
AllegiantAir@fgsglobal.com

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IR@allegiantair.com

Team Members

The combination of Allegiant and Sun Country brings together two airlines with strong legacies, deep expertise, and a shared commitment to safety, reliability, and service. As we unite to create a leading leisure-focused U.S. airline, our team members remain at the heart of our mission. Together, we will build a stronger, more resilient airline and open new doors for career growth, cross-training, and operational efficiency across the network.

Career Growth | Seasonal Stability | Shared Culture of Service | Team Member Engagement

The combined airline's diversified operations, including Sun Country's long-term charter contracts and cargo partnerships, will create more year-round flying opportunities for pilots, crews, and operations personnel. This stability supports career growth, cross-training, and operational efficiency across the network.

Committed to a Seamless Transition



Integration Process

Allegiant and Sun Country are committed to a transparent and collaborative integration process. We will work closely with team members and their unions – including pilots, flight attendants, mechanics, ground staff, and dispatchers – to ensure a smooth integration process.



Labor Protections

Existing collective bargaining agreements will remain in effect, and the companies will follow all processes required under the Railway Labor Act. Our goal is to support team members throughout the transition, creating a unified team for the future.


allegiant
N820NV
suncountry

allegiant

Media Inquiries
MediaRelations@allegiantair.com
Allegiant@fgsglobal.com

Investor Inquiries
ir@allegiantair.com

Team Members

The combination of Allegiant and Sun Country brings together two airlines with strong legacies, deep expertise, and a shared commitment to safety, reliability, and service. As we unite to create a leading leisure-focused U.S. airline, our team members remain at the heart of our mission. Together, we will build a stronger, more resilient airline and open new doors for career growth, cross-training, and operational efficiency across the network.

Career Growth	Seasonal Stability	Shared Culture of Service	Team Member Engagement

Both airlines' emphasis on safety, hospitality, and affordable leisure travel will remain central to training, operations, and customer care.

Committed to a Seamless Transition



Integration Process

Allegiant and Sun Country are committed to a transparent and collaborative integration process. We will work closely with team members and their unions – including pilots, flight attendants, mechanics, ground staff, and dispatchers – to ensure a smooth integration process.



Labor Protections

Existing collective bargaining agreements will remain in effect, and the companies will follow all processes required under the Railway Labor Act. Our goal is to support team members throughout the transition, creating a unified team for the future.


allegiant
suncountry

allegiant

Media Inquiries
MediaRelations@allegiantair.com
Allegiantinfo@fgsglobal.com

Investor Inquiries
IR@allegiantair.com

Team Members

The combination of Allegiant and Sun Country brings together two airlines with strong legacies, deep expertise, and a shared commitment to safety, reliability, and service. As we unite to create a leading leisure-focused U.S. airline, our team members remain at the heart of our mission. Together, we will build a stronger, more resilient airline and open new doors for career growth, cross-training, and operational efficiency across the network.

Career Growth | Seasonal Stability | Shared Culture of Service | Team Member Engagement

Continued investment in programs that support professional development and recognition of team member contributions.

Committed to a Seamless Transition



Integration Process

Allegiant and Sun Country are committed to a transparent and collaborative integration process. We will work closely with team members and their unions – including pilots, flight attendants, mechanics, ground staff, and dispatchers – to ensure a smooth integration process.



Labor Protections

Existing collective bargaining agreements will remain in effect, and the companies will follow all processes required under the Railway Labor Act. Our goal is to support team members throughout the transition, creating a unified team for the future.


N820NV
allegiant
sun country

allegiant

Media Inquiries
Mediarelations@allegiantair.com
[illegible]

Investor Inquiries
ir@allegiantair.com

Resources

View All | Press Releases | Infographics

Creating a Leading, More Competitive Leisure-Focused U.S. Airline

January 11, 2026

Infographic

Allegiant and Sun Country to Combine, Creating a Leading, More Competitive Leisure-Focused U.S. Airline

January 11, 2026

Press Release

allegiant

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allegiant + sun country airlines

Creating a Leading, More Competitive Leisure-Focused U.S. Airline



Allegiant to acquire Sun Country in a cash and stock transaction valued at approximately $1.5 billion[1].

Combination will expand service to more popular vacation destinations across the U.S., as well as international destinations, and provide more people with access to affordable, convenient air travel.


Allegiant
Sun Country

Significant Benefits for All Stakeholders

- Complementary footprint
- Greater scheduling agility
- Expanded international service
- Dynamic route planning
- Enhanced loyalty program
- Financial strength

A Shared Commitment to Affordable Leisure Travel for Our Combined 22 Million Annual Passengers

- Greater flexibility
- Enhanced on-time performance
- More destinations, more often

- Career growth opportunities
- Shared culture of service
- Seasonal stability

The combined company will be headquartered in Las Vegas and will maintain a significant presence in Minneapolis-St. Paul where Sun Country is based.

Creating Outsized, Long-Term Value for Shareholders

Synergy realization

[illegible]

EPS accretion

[illegible]

Balance sheet flexibility and leverage

[illegible]

Diversified operations

[illegible]

Enhanced fleet optimization and leverage

[illegible]

Financial resilience

[illegible]

Flying Forward Together

Allegiant will continue to be the publicly held parent company with both airlines operating under their respective names until closing.

Gregory C. Anderson will serve as CEO of the combined company. Robert Neal will serve as President and CFO.

Combined airline will continue under Allegiant name after airline operations obtain a single operating certificate from the FAA.

Sun Country President and CEO Jude Bricker will join the Board of Directors, alongside two additional Sun Country Board members, expanding the size of the Allegiant board to 11.

Transaction unanimously approved by the boards of directors of both companies and is expected to close in 2H 2026[3]

Maury Gallagher will serve as Chairman of the Board of the combined company.

Cautionary Statement Regarding Forward-Looking Statements

Important Additional Information and Where to Find It

Participants in the Solicitation

No Offer or Solicitation

soaringforleisure.com

FAQ

Why is Allegiant combining with Sun Country?

- This transaction is both a strategic and cultural fit.
- By coming together, Allegiant and Sun Country will create a leading, more competitive leisure-focused U.S. airline that is uniquely positioned to meet evolving traveler demand. Both Allegiant and Sun Country have built resilient, flexible business models centered around connecting underserved leisure destinations and peak demand routes.
- By combining, we can leverage complementary route networks, diversified fleets, and robust charter and cargo operations to expand our reach, enhance service, and deliver greater value to travelers, team members, and shareholders.

How will customers benefit from this transaction? Will it result in fewer flights or higher ticket prices?

- The rationale for this acquisition is focused on expanding choice and affordability for leisure travelers.
- The combined airline will serve nearly 175 cities with more than 650 routes and approximately 195 aircraft, offering more nonstop flights from smaller and mid-sized cities to top vacation destinations.
- Our complementary route networks and diversified fleet will allow us to add new destinations and increase frequency where demand is highest.
- We remain committed to providing affordable fares. Allegiant's base airfares are less than half the average domestic roundtrip ticket, and the expanded loyalty program will deliver richer rewards and greater flexibility for travelers.
- Ultimately, customers will benefit from more destinations, improved reliability, enhanced loyalty benefits, and continued low fares.

What will the combined company be called?

- Following close, Allegiant will be the publicly held parent company and the combined airline will continue under the Allegiant name.
- However, each airline will operate separately until the airline operations obtain a single operating certificate from the FAA which consolidates the airlines' operations, procedures, and safety protocols into one framework.
- There will be no immediate impact to ticketing, flight schedules, travel experience or the Sun Country brand, and customers can continue to book and fly with Allegiant and Sun Country as they do today.

Who will lead the combined company?

- Upon closing, Gregory C. Anderson will serve as CEO of the combined company. Robert Neal will serve as President and CFO.
- Jude Bricker, CEO of Sun Country, will join Allegiant's Board of Directors, alongside two additional Sun Country appointees, expanding the Allegiant board to 11 members.
- The leadership structure reflects our commitment to combining the strengths of both organizations and ensuring continuity and expertise at the highest levels.

Do you expect there to be any disruptions to ticketing or flight schedules as a result of this transaction?

- No, there will be no immediate impact to ticketing, flight schedules, and travel experience or the Sun Country brand, and customers can continue to book and fly with Allegiant and with Sun Country as they do today.

Where will the combined company be headquartered?

- The combined airline will be headquartered in Las Vegas, where Allegiant is based.
- We are proud to continue Sun Country's deep roots in Minneapolis, where the combined company will maintain a significant presence.

Will there be a change for rewards members? Will my points be safe?

- At this time, Allegiant and Sun Country rewards members for both Allegiant and Sun Country can continue to earn and redeem points as usual and all partner benefits remain in place.
- Once the transaction closes, any impacts to our loyalty programs will be communicated to our customers.

allegiant

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